SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         COMMUNITY FINANCIAL CORPORATION
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:1

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                               COMMUNITY FINANCIAL
                                   CORPORATION



June 30, 1997



Dear Fellow Stockholders:

         On behalf of the Board of Directors and management of Community Financial Corporation, I cordially invite you to attend the 1997 Annual Meeting of Stockholders. The meeting will be held at 7:00 p.m. on Wednesday, July 30, 1997, at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia.

         The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. In addition, we will report on Community's progress during the past year, and entertain questions and comments about the Corporation.

         I encourage you to attend the meeting in person. Whether or not you do, I hope you read the proxy statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save Community additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                            Sincerely,




                                            Thomas W. Winfree
                                            President and Chief
                                            Executive Officer

                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 30, 1997

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Community Financial Corporation ("Community" or the "Corporation") will be held at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia on July 30, 1997 at 7:00 P.M.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Corporation;

         2. The ratification of the appointment of BDO Seidman as auditors for the Corporation for the fiscal year ending March 31, 1998; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on May 30, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                           By Order of the Board of Directors



                                           Sarah A. Ralston, Secretary

Staunton, Virginia
June 30, 1997

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 30, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Community Financial Corporation ("Community" or the "Corporation") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia, on
July 30, 1997 at 7:00 P.M., and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about June 30, 1997. Certain of the information provided herein relates to Community Bank (the "Bank"), a wholly owned subsidiary of the Corporation.

         All shares of common stock par value $.01 per share, of the Corporation ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and each of the other proposals as set forth in this Proxy Statement. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify BDO Seidman, LLP as the Corporation's auditors will have the effect of a negative vote because such proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. Under the rules of The Nasdaq Stock Market, brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the Corporation's auditors. Under applicable Virginia law, a broker non-vote will have no effect on the outcome of the election of directors or the ratification of auditors.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Corporation a later proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sarah A. Ralston, Secretary of the Corporation, at the address above.

Vote Required for Approval

         Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Ratification of BDO Seidman as auditors for the Corporation for the fiscal year ending March 31, 1998 requires the affirmative vote of a majority of the shares actually voted on such proposal.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on May 30, 1997 (the "Voting Record Date") will be entitled to one vote for each share then held. As of the Voting Record Date, the Corporation had 1,275,348 shares of Common Stock issued and outstanding. The following table sets forth information regarding persons and entities who were known by management to beneficially own more than five percent of the outstanding shares of the Corporation's Common Stock as of the Voting Record Date and share ownership of all directors and executive officers of the Corporation and the Bank as a group. See "Proposal I - Election of Directors" for more information on the beneficial share ownership of the Corporation's Directors and Chief Executive Officer.

                                                 Shares                 Percent
                                              Beneficially                 of
Beneficial Owner                                 Owned                   Class
----------------                              -------------             --------

Wellington Trust Company, N.A.                   92,000(1)                7.21%
75 State Street
Boston, Massachusetts  02109

All officers and directors as                  283,859(2)                21.56%
  a group (15 persons)
-------------------

(1) As reported by the Wellington Trust Company, N.A. in a statement dated January 24, 1997 on an amendment to Schedule 13G under the Securities Exchange Act of 1934. Wellington Trust Company N.A., a registered investment advisor, reported shared voting power as to 32,000 shares and shared investment power as to 92,000 shares as a result of acting as an investment advisor to numerous investment counseling clients. None of Wellington Trust Company's clients reported an interest with respect to more than 5% of the Common Stock.

(2) This amount includes shares held directly, as well as shares held jointly with family members, held in retirement accounts, held in a fiduciary capacity or held by certain family members, with respect to which shares the directors and executive officers of the Corporation may be deemed to have sole or shared voting and/or investment power. This amount also includes options to purchase 41,250 shares of Common Stock granted to directors and executive officers under the Corporation's 1987 and 1996 Stock Option and Incentive Plans (the "Stock Option Plans").

                       PROPOSAL I - ELECTION OF DIRECTORS

        The Corporation's Board of Directors is currently composed of seven members. Approximately one-third of the directors are elected annually. Directors of the Corporation are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

        The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Corporation's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below for terms of three years. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.



                                                                                           Shares of
                                                                              Current     Common Stock     Percent
                                         Positions Held           Director    Term to     Beneficially        of
           Name             Age         in the Corporation          Since      Expire       Owned (1)        Class
          ------            ---        --------------------        -------    --------     -----------      ------

                                                      NOMINEES

James R. Cooke, Jr., DDS      59  Chairman of the Board             1984        1997        46,600(2)        3.64
Kenneth L. Elmore             61  Director                          1988        1997        20,360           1.59

                                           DIRECTORS CONTINUING IN OFFICE

Jane C. Hickok                60  Vice Chairman of the Board        1983        1998        47,160(3)        3.69
Dale C. Smith                 58  Director                          1980        1998        21,800(4)        1.70
Charles F. Andersen, MD       55  Director                          1990        1999        20,620           1.61
Charles W. Fairchilds         49  Director                          1996        1999         2,955(5)         .23
Thomas W. Winfree             52  President, Chief Executive        1995        1999        25,865(6)        2.00
                                  Officer and Director
------------------

(1) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Included in the shares beneficially owned by the named individuals are options (either currently exercisable or exercisable within 60 days of the Voting Record Date) to purchase shares of Common Stock as follows: Mr. Cooke - 4,250; Mr. Elmore - 2,500; Mrs. Hickok - 2,500; Mr. Smith - 2,500; Mr. Anderson - 2,500; Mr. Fairchilds - 2,500; and Mr. Winfree - 11,500.

(2)  Includes 30,000 shares in which Mr. Cooke has reported shared ownership.

(3)  Includes 28,814 shares in which Mrs. Hickok has reported shared ownership.

(4)  Includes 3,876 shares in which Mr. Smith has reported shared ownership.

(5)  Includes 100 shares in which Mr. Fairchilds has reported shared ownership.

(6)  Includes 250 shares in which Mr. Winfree has reported shared ownership.


        The business experience during the last five years of each of the directors is as follows:

        James R. Cooke, Jr., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

        Kenneth L. Elmore.  Mr. Elmore has been partner of Elmore, Hupp & Co., a
certified public accounting firm, since 1991.   Mr. Elmore  has been a certified
public accountant for over 30 years.

       Jane C. Hickok. Mrs. Hickok was elected as Vice Chairman of the Board in October 1994. She had previously retired as President and Chief Executive Officer of the Bank in October 1994 after serving since 1984. Mrs. Hickok had also retired as President and Chief Executive Officer of the Corporation in January 1995, but continues to serve as a director of the Corporation and the Bank. Mrs. Hickok was elected as a director of the Bank in 1983 and as a director of the Corporation in 1990 when it became the holding company of the Bank.

        Dale C. Smith. Mr. Smith is the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store.

        Charles F. Andersen, M.D.   Dr.  Andersen  is an  orthopedic  surgeon in
private practice in Waynesboro, Virginia.

        Charles W. Fairchilds.   Mr. Fairchilds is the President of Allied Ready
Mix Co., a concrete company located in Waynesboro, Virginia.

         Thomas W. Winfree. Mr. Winfree is President and Chief Executive Officer of the Corporation and the Bank, positions he has held since October 1995. From 1984 to 1995, he was President and Chief Executive Officer of Jefferson Savings and Loan Association.

Board of Directors Meetings and Committees; Director Compensation

        Meetings of the Corporation. During the Corporation's fiscal year ended March 31, 1997, the Board of Directors of the Corporation held 12 meetings. No director attended fewer than 75% of the meetings that the Board of Directors of the Corporation held.

        The Board of Directors of the Corporation does not have a standing Compensation, Audit or Nominating Committee. The Corporation has not paid any compensation to its executive officers since its formation and does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank and its subsidiaries. See "Meetings of the Bank" below for information in the Bank's Compensation Committee. The principal standing committees of the Corporation are the Executive and Long-Range Planning Committee and the Stock Option Committee.

        The Corporation's Executive and Long-Range Planning Committee is responsible for formulating future plans and discussing objectives and corporate goals. The current committee members are Directors Andersen, Cooke, Elmore, Fairchilds and Hickok. This committee met twice during fiscal 1997.

         The Corporation's Stock Option Committee is responsible for administering the Corporation's Stock Option Plan. The current committee members are directors Cooke, Elmore and Smith. This committee did not meet during fiscal 1997.

        Meetings of the Bank. During the year ended March 31, 1997, the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of such Board of Directors and committees on which such Board member served during this period.

        The principal standing committees of the Bank are the Compensation and Benefits Committee, the Executive and Long-Range Planning Committee and the Loan Committee. The Bank also has other committees which meet as needed to review various other functions of the Bank.

        The Bank's Compensation and Benefits Committee is currently composed of Directors Winfree, Cooke, Hickok, Fairchilds and Smith. This committee is responsible for determining compensation and benefits for all officers of the Bank. This committee held three meetings during fiscal 1997.

        The Bank's Executive and Long-Range Planning Committee is currently composed of Directors Anderson, Cooke, Elmore , Hickok and Winfree. The Long-Range Planning Committee was formed in 1986 for the purpose of formulating future plans for physical plant needs, branching possibilities, funding and liquidity levels and discussions of objectives and corporate goals. This committee held 11 meetings during fiscal 1997.

        The Bank's Loan Committee, composed of the Chairman of the Board of Directors, the President, the Loan Department Manager of the Bank and the Chief Financial Officer, meets as needed to approve mortgage loans in excess of $259,000 and consumer loan applications in excess of $75,000. This committee held five meetings during fiscal 1997.

        Neither the Corporation nor the Bank have standing Audit or Nominating Committees. The full Boards of Directors of the Corporation and the Bank act as nominating committees for the annual selection of its respective nominees for election as directors. While the Boards of Directors will consider nominees recommended by others, they have neither actively solicited recommendations for nominees nor established any procedures for this purpose.

        Director Compensation. The Board of Directors of the Corporation are not paid for their service in such capacity. The Corporation may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Corporation, adopt a policy of paying directors' fees at the Corporation level.

        Directors of the Bank who are not employees of the Bank receive a fee of $750 per month whether or not they attend Board meetings. The Chairman of the Board receives a fee of $1,500 per month. Directors also receive $100 for each committee meeting they attend, except for the Chairman of the Board who does not receive any fees for attending committee meetings. The Bank also paid $3,538 of health insurance premiums on behalf of Director Hickok during fiscal 1997.

Executive Compensation

        The Corporation's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1997 for services rendered by the Chief Executive Officer of the Bank. No other executive officer earned salary and bonus exceeding $100,000 in fiscal 1997.

================================================================================
                           SUMMARY COMPENSATION TABLE
================================================================================
                                                         Long Term
            Annual Compensation(1)                     Compensation
--------------------------------------------------------------------------------
                                                                       All Other
                               Fiscal    Salary    Bonus   Options  Compensation
Name and Principal Position     Year      ($)       ($)     (#)          ($)

THOMAS W. WINFREE (2)           1997    $105,000   $19,500   6,000     $2,217(3)
President, Chief Executive
Officer and Director of the     1996      45,000     4,500  11,500         96
Corporation and the Bank
============================   ======   ========   =======  =======  ===========
----------------------

(1) Mr. Winfree did not receive any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of his salary and bonus or $50,000.

(2)    Mr. Winfree joined the Corporation and the Bank in October 1995.

(3) Represents the Corporation's contribution of $2,025 to the Corporation's 401(k) Plan on behalf of Mr. Winfree and $192 in premiums for a term life insurance policy maintained on behalf of Mr. Winfree in 1997.


         The following table sets forth certain information concerning grants of stock options pursuant to the Corporation's Stock Option Plan to the named executive officer during fiscal 1997. No stock appreciation rights or limited stock appreciation rights have been granted to date by the Corporation.


================================================================================
                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------
                           Number of
                          Securities       % of Total      Exercise
                          Underlying     Options Granted    or Base
                            Options        to Employees      Price    Expiration
Name                     Granted(#)(1)    in Fiscal Year     ($/Sh)      Date
----                     -------------   ---------------   --------   ----------
Thomas W. Winfree           3,000             20.0%         $21.50      09-25-06
                            3,000             20.0%         $22.75      03-26-07
================================================================================

(1) The options set forth in this table shall vest as follows: 4,500 options in fiscal 1998 and 1,500 options in fiscal 1999.

         The following table sets forth certain information concerning the number and value of stock options at March 31, 1997, held by the named executive officer.



==================================================================================================
AGGREGATE  OPTION  EXERCISES  IN LAST  FISCAL  YEAR  AND  FY-END  OPTION  VALUES
--------------------------------------------------------------------------------------------------
Number of Value of  Unexercised  Unexercised  Options at In-the Money  FY-End(#)
Options                               at                               FY-End($)
--------------------------------------------------------------------------------------------------
Shares Value Acquired on Realized Name Exercise(#) ($) Exercisable Unexercisable
Exercisable Unexercisable
Thomas W. Winfree     ---         $---          11,500     6,000         $63,750(1)   $3,000(2)
==================================================================================================

(1) The value is based upon $22.50, the average of the closing bid and asked price per share of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market on March 31, 1997, less the exercise price of $16.50 per share with respect 10,000 shares and $20.00 per share with respect to the remaining 1,500 shares.

(2) The value is based upon $22.50, the average of the closing bid and asked price per share of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market on March 31, 1997, less the exercise price of $21.50 per share with respect to 3,000 shares and $22.75 per share with respect to the remaining 3,000 shares.


Employment Agreement

         The Bank has entered into an employment agreement with President Winfree effective April 1, 1997 and ending on March 31, 2000. The agreement provides for one year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree's performance by the Board of Directors of the Bank. The agreement provides for an annual base salary to Mr. Winfree of $115,500, which salary may be increased at the sole and absolute discretion of the Bank's Board of Directors (or an authorized committee thereof). The agreement further provides for termination upon such employee's death, for cause or in certain events specified by OTS regulations.

         Under the terms of the employment agreement, if Mr. Winfree's employment with the Bank is terminated for any reason following a "change in control" (as defined in the agreement), other than for cause, then the Bank will pay to Mr. Winfree (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Meeting, stockholders will consider and vote on the ratification of the appointment of BDO Seidman, LLP as the Corporation's independent auditors for the Corporation's fiscal year ending March 31, 1998. The Board of Directors has renewed the Corporation's arrangement for BDO Seidman to be its auditors, subject to ratification by the Corporation's stockholders.

         Representatives of BDO Seidman, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia 24401, no later than March 2, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY
                         COMMUNITY FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 30, 1997

         The undersigned hereby appoints the Board of Directors of Community Financial Corporation (the "Corporation"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on July 30, 1997, at 7:00 P.M., and at any and all adjournments thereof, as follows:

  I. The election as directors of all nominees listed below for three-year terms (except as marked to the contrary).

                                                              VOTE
                          FOR                               WITHHELD
                          [ ]                                 [ ]

        INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THE NOMINEE'S NAME IN THE LIST BELOW.

      JAMES R. COOKE, JR., DDS                       KENNETH L. ELMORE


 II. Ratification of the appointment of BDO Seidman as the Corporation's auditors for the fiscal year ending March 31, 1998.

                          FOR            AGAINST             ABSTAIN
                          [ ]              [ ]                 [ ]

          In their discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

          The  Board  of   Directors   recommends   a  vote   "FOR"  the  listed
propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                 IMPORTANT! PLEASE SIGN AND DATE ON REVERSE SIDE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Corporation at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

          The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of the Meeting, a Proxy Statement dated June 30, 1997 and an Annual Report to Stockholders.





Dated:  _________________________, 1997



                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER



                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.








         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE